UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  July 31, 2007

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

             Utah                                             87-0500306
(State or other jurisdiction of                     (IRS Employer Identification
         incorporation)                                         Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 31, 2007, USANA Health Sciences, Inc. issued a press release announcing that its board of directors authorized an additional $50 million for share repurchases of its common stock. The release also announced that share repurchases will be made from time-to-time, in the open market, through block trades or otherwise , and will be based on market conditions, the level of cash balances, general business opportunities, and other factors. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.


Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

Exhibit 99 Press release issued by USANA Health Sciences, Inc. dated July 31, 2007 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      USANA HEALTH SCIENCES, INC.


                                      By: /s/ Gilbert A. Fuller
                                      Gilbert A. Fuller, Chief Financial Officer

Date: July 31, 2007